UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 6, 2017

Alaska Communications Systems Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-28167	52-2126573
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

600 Telephone Avenue, Anchorage, Alaska		99503-6091
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(907) 297-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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Item 5.07     Submission of Matters to a Vote of Security Holders.

(a)	The Annual Meeting of Shareholders of Alaska Communications Systems Group, Inc. (the “Company”) was held on June 6, 2017. Shareholders representing 45,648,853 shares, or 87.2% of the common shares outstanding as of the April 10, 2017 record date, were present in person or represented at the meeting by proxy.

(b)	The matters voted upon at the meeting, and the number of votes cast for, against or withheld, as well as the number of abstention and non-votes, as applicable, are set forth below.

Proposal 1: Election of Board of Directors

The six (6) nominees to serve as directors, which constituted the entire Board as of the meeting date, were all reelected to serve as directors by the following votes:

Nominee	For	Against	Abstain	Broker Non-Votes
Edward (Ned) J. Hayes, Jr.	22,915,803	6,612,977	315,180	15,804,893
Margaret L. Brown	22,819,632	6,709,454	314,874	15,804,893
David W. Karp	22,920,644	6,607,433	315,884	15,804,892
Peter D. Ley	22,938,527	6,589,250	316,184	15,804,892
Brian A. Ross	22,930,034	6,594,118	319,809	15,804,892
Anand Vadapalli	22,871,171	6,345,403	627,388	15,804,892

Proposal 2: Advisory Approval of the Company’s Executive Compensation

The Company proposal requesting that shareholders approve executive compensation, on an advisory basis, was approved with the following vote:

For	Against	Abstain	Broker Non-Votes
19,351,286	9,928,723	563,951	15,804,894

Proposal 3: Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

The Company’s shareholders voted upon a nonbinding, advisory proposal regarding the frequency of future advisory votes on compensation paid to the Company’s named executive officers. The results of this vote were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
24,055,021	602,884	3,396,030	1,790,022	15,804,897

Consistent with the results of this vote, the Company will hold advisory votes on compensation of the named executive officers every year until the next required vote on the frequency of advisory votes on the compensation of executives.

Proposal 4: Approval of the Second Amended and Restated Alaska Communications Systems Group, Inc. 2011 Incentive Award Plan

On June 1, 2017, the Company announced that its Board of Directors would no longer seek stockholder approval for this proposal and withdrew it from the agenda for the Company’s annual meeting on June 6, 2017.

Proposal 5: Ratification of the Appointment of the Company’s Independent Registered Public Accounting Firm

The Company proposal requesting ratification of the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 was approved with the following vote:

For	Against	Abstain	Broker Non-Votes
44,307,814	949,261	391,778	0

Item 7.01 Regulation FD Disclosure.

A copy of material that was used in an investor presentation delivered by the Company’s CEO following the annual meeting of shareholders is available on the Company’s website at www.alsk.com and will remain there for at least ninety (90) days.

The information contained in this Current Report on Form 8-K that is furnished under this Item 7.01 is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alaska Communications Systems Group, Inc.

June 9, 2017	By:	/s/ Leonard A. Steinberg

Name: Leonard A. Steinberg
Title: Corporate Secretary